UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Ivy High Income Opportunities Fund

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IVY HIGH INCOME OPPORTUNITIES FUND (NYSE: IVH)

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 10, 2016

Notice is hereby given to the shareholders of Ivy High Income Opportunities Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202 on August 10, 2016 at 10:00 A.M. (local time). The Annual Meeting is being held for the following purposes:

1. To elect the Class III Trustee nominee named in the accompanying proxy statement, Mr. Jarold W. Boettcher, to hold office until the Fund’s 2019 annual meeting or until his successor is elected and duly qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEE NAMED IN THE ACCOMPANYING PROXY STATEMENT FOR THE FUND.

The Board of Trustees has fixed the close of business on June 3, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be voted at the Annual Meeting. If you are unable to attend the Annual Meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy card and returning it in the accompanying envelope as promptly as possible.

By order of the Board of Trustees,

Wendy J. Hills

Vice President, General Counsel and Secretary

Overland Park, Kansas

June 24, 2016

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

IVY HIGH INCOME OPPORTUNITIES FUND

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 10, 2016

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of Ivy High Income Opportunities Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on August 10, 2016, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 A.M. (local time).

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 1-800-777-6472.

The Notice of Annual Meeting, the enclosed proxy card and this Proxy Statement (collectively, the “Proxy Materials”) are first being mailed to the Fund’s shareholders on or about June 29, 2016.

Shareholders of record or beneficial owners as of the record date may obtain a free copy of the Annual Report for the fiscal year ended September 30, 2015 and the Semi-Annual Report for the period ended March 31, 2016, which have previously been mailed to shareholders, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the Internet at www.ivyinvestments.com.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Fund are being asked to elect the Class III Trustee nominee named in this Proxy Statement, Mr. Jarold W. Boettcher, to hold office until the Fund’s 2019 annual meeting or until his successor is elected and duly qualified.

•	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on August 10, 2016, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

•	How many votes are required to elect the Trustee nominee?

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present. For purposes of this vote, a vote to abstain or withholding your vote (or a direction to a broker or other nominee to do so) and a broker non-vote (which occurs when a broker has not received directions from shareholders and does not have discretionary authority to vote the shareholders’ shares) are both not counted as votes cast, and therefore, will have no effect on the outcome of the Trustee election.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominee named in this Proxy Statement.

The Board has reviewed the qualifications and backgrounds of the Board’s Trustee nominee and believes that he is experienced in overseeing investment companies and is familiar with the Fund, its investment strategies and operations and its investment adviser. The Board has approved the Trustee nominee named in this Proxy Statement and believes his election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 3, 2016, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Shareholders on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share held. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Fund.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to the Fund, shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy. If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on June 3, 2016, the Fund had 16,567,087 common shares outstanding.

Proposal #1: Election of the Trustee

The rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect the Class III Trustee nominee named in this Proxy Statement, Mr. Jarold W. Boettcher, to hold office until the Fund’s 2019 annual meeting or until his successor is elected and duly qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees*	Class II Trustees**	Class III Trustee***
James D. Gressett	Michael G. Smith	Jarold W. Boettcher
Joseph Harroz, Jr.	Edward M. Tighe
Glendon E. Johnson, Jr.	Henry J. Herrmann

*	It is currently anticipated that the Class I Trustees will next stand for election at the Fund’s 2017 annual meeting of shareholders.
**	It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2018 annual meeting of shareholders.
***	The Class III Trustee is standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustee will next stand for election at the Fund’s 2016 annual meeting of shareholders.

The Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his class or until his successor shall have been elected and duly qualified. The Class I and Class II Trustees of the Fund, as set forth in the table above, will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee nominee named in this Proxy Statement. The Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of the Fund if elected at the Annual Meeting. If, however, the Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee as the Fund’s Governance Committee may select.

Certain information concerning the Trustees and the officers of the Fund is set forth in the table below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Ivy Investment Management Company (“IICO”), a wholly owned subsidiary of Waddell & Reed Financial Inc. (“WDR”), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and the Trustee Nominee

The Fund is governed by the Board. A majority of the Board members are Independent Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations. The Trustees of the Fund are also trustees of 37 portfolios within the Ivy Funds (the “Ivy Trust”), an open-end management investment company. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Fund, the Ivy Trust and the “Advisors Fund Complex” (consisting of the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr. and Henry J. Herrmann also serve as trustees of the Advisors Fund Complex.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	†	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (aerial ag applicator) (1982 to present)	90

Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Trustee and Governance Committee Member of Kansas State University Foundation (2009 to present); Member of Kansas Foundation for Medical Care (2001 to 2011); Trustee of Advisors Fund Complex (52 portfolios overseen) (2007 to present); Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	†	Chief Executive Officer (“CEO”) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	38	Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	†	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	90	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Trustee of Advisors Fund Complex (52 portfolios overseen) (1998 to present); Independent Chairman and Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	†	Of Counsel, Lee & Smith, PC (law firm emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly,Drye & Warren LLP (law firm, (1989-1996); Partner, Lane & Edson PC (law firm) (1987 to 1989)	38	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 1944	Trustee	†	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996 to 1998), Head of Regional Institutional Sales (1995 to 1996) and of U.S. Central Region (1986 to 1995, 1999)	38

Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Lead Director, Northwestern Mutual Funds (2003 to present) (29 portfolios overseen); d-bx Target Date Funds (2007 to 2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	†	Retired; formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995 to 2000); CEO, Global Mutual Fund Services (1993 to 2000); Sr. Vice President, Templeton Global Investors (1988 to 1992)	38	Trustee of Hansberger Institutional Funds (2002 to 2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Interested Trustee
Henry J. Herrmann* 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	†	Chairman, WDR (January 2010 to present); CEO, WDR (2005 to present); President, CEO and Chairman, IICO (2002 to present); President, CEO and Chairman, Waddell & Reed Investment Management Company (“WRIMCO”) (1993 to present); President and Trustee of each of the funds in the Fund Complex	90

Director, WDR, IICO, WRIMCO, Waddell & Reed Services Company, Waddell & Reed Capital Management Group, Inc. and Waddell & Reed, Inc.; Trustee of Advisors Fund Complex (52 portfolios overseen) (1998 to present); Director, Blue Cross Blue Shield of Kansas City (2007 to present); United Way of Greater Kansas City (2007 to 2012); Trustee of Ivy Trust (37 portfolios overseen) (2008 to present)

*	Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of WDR or its wholly owned subsidiaries, including IICO, the Fund’s investment adviser. Effective August 1, 2016, Mr. Herrmann will retire as CEO of WDR, an officer and director of its wholly owned subsidiaries, and President of each of the funds in the Fund Complex. Mr. Herrmann will remain on WDR’s Board of Directors as non-executive Chairman and will continue as Trustee of each of the Funds in the Fund Complex.
†	Each Trustee is generally expected to serve a term as set forth under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of the Fund since the Fund’s inception.

Trustee Qualifications

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Jarold W. Boettcher. Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered

Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to the Advisors Fund Complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Ivy Trust and to the Fund.

James D. Gressett. Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Ivy Trust and to the Fund.

Joseph Harroz Jr. Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to the Advisors Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Ivy Trust and to the Fund.

Henry J. Herrmann. Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Ivy Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Ivy Trust and to the Fund.

Glendon E. Johnson, Jr. Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee of the Ivy Trust and to the Fund.

Michael G. Smith. Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Ivy Trust and to the Fund.

Edward M. Tighe. Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Ivy Trust and to the Fund.

The Board’s Leadership Structure

The Fund is governed by its Board, which currently is comprised of seven Trustees. The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and has delegated to them the management of the day-to-day operations of the Fund based on policies adopted by the Board, with general oversight by the Board.

The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and duly qualified. With the retirement of Ms. Eleanor Schwartz as a Trustee effective November 17, 2015, the Board will reconsider assignment of the Trustees to the classes after the Annual Meeting. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Seven members of the Board are Independent Trustees. Mr. Henry J. Herrmann is the sole interested Trustee of the Fund. An interested person of the Fund includes any person who is otherwise affiliated with the Fund or a service provider to the

Fund, such as IICO, the Fund’s investment adviser. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring management’s corporate and financial viewpoint is an important element in the Board’s decision-making process.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, until he or she dies or resigns, or in the event of bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or his or her removal. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s consideration of the Fund’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure that includes three committees: the Audit Committee, Governance Committee and Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board annually evaluates its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, discount risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and will periodically review, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, IICO and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.

Senior officers of the Fund, senior officers of IICO, the Fund’s investment adviser and IICO’s affiliated companies (collectively, “Waddell & Reed”), and the Fund’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund and reports from Fund management personnel regarding valuation procedures. In addition to regular reports from Waddell & Reed, the Board also receives reports regarding other service providers to the Trust, either directly or through Waddell & Reed or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell & Reed.

Senior officers of the Fund and senior officers of Waddell & Reed also report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. Waddell & Reed compliance personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Officers of the Fund

The following information relates to the executive officers of the Fund who are not Trustees. Fund officers receive no compensation from the Fund but may also be officers or employees of IICO, the Fund’s investment adviser and may receive compensation in such capacities.

Name, Year of Birth and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Executive Officers
Wendy J. Hills 1970	Vice President General Counsel Secretary	2014

Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004 to 2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007 to 2014); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund complex (2014 to present)

Joseph W. Kauten 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	†

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Vice President of WRSCO (2007 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	†	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)
Philip A. Shipp 1969	Assistant Secretary	†	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and Ivy Distributors, Inc. (2010 to present)
James D. Hughes 1974	Assistant Secretary	2015	Assistant Vice President and Secretary of WDR’s subsidiary companies (2015 to present); Assistant Secretary of WDR’s subsidiary companies (2010-2015).

*	The business address of each officer is 6300 Lamar Avenue, Overland Park, KS 66202.

†	The individual has served as an officer of the Fund since the Fund’s inception in 2013. Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Board Committees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. All committee members are Independent Trustees with the exception of Mr. Herrmann. The respective duties and current memberships of the standing committees are:

Audit Committee

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm.

The Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of the Adviser and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

Executive Committee

The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr.

Governance Committee

The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Jarold W. Boettcher, Glendon E. Johnson, Jr. (Chair), Michael G. Smith.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by Waddell & Reed Services

Company, the accounting and administrative services agent for funds in the Ivy Trust, and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

Five (5) regular meetings of the Board were held during the fiscal year ended September 30, 2015. During the fiscal year ended September 30, 2015, the Audit Committee held four (4) meetings, the Governance Committee held two (2) meetings and the Executive Committee did not meet.

During the fiscal year ended September 30, 2015, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Trustees with whom you wish to communicate by either name or title. All such correspondence should be sent to the attention of Wendy J. Hills, Vice President, General Counsel and Secretary of the Fund, at 6300 Lamar Avenue, Overland Park, Kansas 66202.

Trustee Beneficial Ownership of Securities

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in the Fund and in the aggregate in the Fund and the Ivy Trust as of December 31, 2015. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund and the Ivy Trust
Jarold W. Boettcher	None	Over $100,000
James D. Gressett	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Glendon E. Johnson, Jr.	None	Over $100,000
Michael G. Smith	None	Over $100,000
Edward M. Tighe	None	Over $100,000

Interested Trustee
Henry J. Herrmann	None	Over $100,000

As of December 31, 2015, none of the Independent Trustees or any member of his or her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with IICO.

Trustee Compensation

The fees and expenses of the Trustees of the Fund are paid by the Fund. The Independent Trustees received from the Fund the amounts set forth below for the fiscal year ended September 30, 2015. The current compensation arrangements are subject to review from time to time based on, among other things, the complexity and number of funds in the fund complex that is comprised of the Ivy Trust and the Fund, and their aggregate asset level.

Independent Trustees	Compensation from the Fund	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members(1)(4)
Jarold W. Boettcher	$964	$217,500(2)
James D. Gressett	$964	$217,500
Joseph Harroz, Jr.(3)	$1,166	$263,125(2)
Glendon E. Johnson, Jr.	$964	$217,500
Michael G. Smith	$964	$217,500
Edward M. Tighe	$964	$217,500

Interested Trustee	Compensation from the Fund	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members
Henry J. Herrmann	None	None

(1)	No pension or retirement benefits have been accrued as a part of Fund expenses.
(2)	Messrs. Boettcher and Harroz also receive compensation for their service as trustees to the Advisors Fund Complex, which was $194,000 and $227,500, respectively, for the fiscal year ended September 30, 2015.
(3)	Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For the fiscal year ended September 30, 2015, this fee is $45,625.
(4)	Of the “Aggregate Compensation” amounts listed, the following amounts have been deferred:

Jarold W. Boettcher	$190,000†
James D. Gressett	$50,000
Joseph Harroz, Jr.	$49,063†
Glendon E. Johnson, Jr.	$0
Michael G. Smith	$60,000
Edward M. Tighe	$0

†	Includes amounts deferred from fees paid for service as a Trustee to the Advisors Fund Complex.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEE NAMED IN THIS PROXY STATEMENT.

Additional Information

Investment Adviser

IICO serves as the Fund’s investment adviser. IICO is a wholly-owned subsidiary of WDR and is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Administrator

Waddell & Reed Services Company, located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, serves as the Fund’s administrator.

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on June 3, 2016 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

For purposes of the Trustee election, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Trustee election.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Proxy Solicitation

The Fund’s officers and employees the Fund’s investment adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the Fund’s independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ended September 30, 2015. Representatives of Deloitte & Touche are not expected to attend the Annual Meeting. The Fund does not know of any direct or indirect financial interest of Deloitte & Touche in the Fund.

Audit Fees. Fees included in the audit fees category are those associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. For the period from the Fund’s inception through the end of its first fiscal year ended September 30, 2014, and for the Fund’s most recently completed fiscal year ended September 30, 2015, the aggregate fees billed to the Fund by Deloitte & Touche for professional services rendered for the audit of such Fund’s annual financial statements were $35,000 and $35,000, respectively. All of the audit services for the fiscal years ended September 30, 2014 and 2015 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees. Fees included in the audit-related fees category refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above. There were no fees billed by Deloitte & Touche for either of the fiscal years ended September 30, 2014 or 2015 for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements.

Tax Fees. Fees included in the tax fees category refer to professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning. Deloitte & Touche billed $4,200 in fees for each of the fiscal years ended September 30, 2014 and 2015 for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. Fees included in the “all other fees” category consist of service related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund. Deloitte & Touche billed $317 in fees for the fiscal year ended September 30, 2015, for services rendered to the Fund other than audit fees and tax fees as described above. There were no fees billed by Deloitte & Touche for the fiscal year ended September 30, 2014 for services rendered to the Fund other than audit fees and tax fees.

Audit Committee’s Pre-Approval Policies and Procedures. The Fund’s Audit Committee pre-approves all audit services to be provided by the Fund’s independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Fund by the Fund’s independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee pre-approves all non-audit services to be performed by the Fund’s independent registered accounting firm for IICO, the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Fund for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

No services performed by Deloitte & Touche in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years ended September 30, 2014 or 2015 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to the Fund for the fiscal years ended September 30, 2014 and 2015 were $4,200 and $4,317, respectively. The aggregate non-audit fees billed for services rendered by Deloitte & Touche to IICO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund for the fiscal years ended September 30, 2014 and 2015 were $143,100 and $87,900, respectively.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of the record date, based upon the Fund’s review of filings of Schedule 13D and Schedule 13G filed in respect of the Fund’s shares, the below persons or groups have reported beneficial ownership of more than 5% of the Fund’s outstanding shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	3,016,088*	18.2%

*	First Trust Portfolios L.P., First Trust Advisors L.P, and The Charger Corporation have shared dispositive power with respect to 3,016,088 shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on August 10, 2016

The Proxy Materials are available to you on the Internet at https://www.proxy-direct.com/ivy-27874. The Proxy Materials will be available on the Internet through the day of the Annual Meeting.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report, which have previously been mailed to shareholders, upon request, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the Internet at www.ivyinvestments.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, IICO, the Fund’s investment adviser, affiliated persons of IICO, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. To the Fund’s knowledge, all required Section 16 filings were timely and correctly made by reporting persons during the Fund’s most recently completed fiscal year.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s annual meeting of shareholders in 2017 is March 1, 2017. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no later than May 15, 2017. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s Bylaws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shareholders present in person or by proxy at the Annual Meeting, or by the chairman of the meeting.

By order of the Board,

Wendy J. Hills

Vice President, General Counsel and Secretary

June 24, 2016

APPENDIX A

AUDIT COMMITTEE REPORT IVY HIGH INCOME OPPORTUNITIES FUND (THE “FUND”)

The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the work of the Fund’s independent registered public accounting firm. The Fund’s Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the Fund’s independent registered public accounting firm and reviewing with the independent registered public accounting firm the scope and results of the Fund’s annual audit. Fund management is responsible for establishing and maintaining systems for accounting, reporting and internal controls. The Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on November 15 and November 17, 2015 to review the Fund’s audited financial statements for the fiscal year ended September 30, 2015. In performing this oversight function, the Audit Committee reviewed and discussed the audited financial statements with the Fund’s management and independent registered public accounting firm, Deloitte and Touche LLP (“Deloitte”), and discussed the audit of such financial statements with Deloitte. The Audit Committee discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance, AU Section 380), which supersedes SAS No. 61 (Communications with Audit Committees) and received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Deloitte its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes notwithstanding that one or more members may be designated an “audit committee financial expert.” Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte. Each member of the Audit Committee is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended, and has been determined to meet the independence requirements of NYSE.

A-1

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2015.

The members of the Audit Committee are:

Jarold W. Boettcher

James D. Gressett

Edward M. Tighe

November 17, 2015

A-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 6300 Lamar Avenue Overland Park, Kansas 66202 on August 10, 2016

Please detach at perforation before mailing.

PROXY	IVY HIGH INCOME OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 10, 2016	PROXY

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of Ivy High Income Opportunities Fund (the “Fund”) hereby appoints Wendy J. Hills and Philip A. Shipp, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 3, 2016, at the Annual Meeting of Shareholders of the Fund to be held at the principal executive offices of the Fund, 6300 Lamar Avenue, Overland Park, Kansas 66202, on Wednesday, August 10, 2016, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date	IVH_27874_062216

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on August 10, 2016.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/ivy-27874

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

The Board of Trustees recommends a vote “FOR” the following nominee.

1.	Election of Class III Trustee:	FOR ☐	WITHHOLD ☐
01. Jarold W. Boettcher

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IVH_27874_062216